UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Texas Ventures Acquisition III Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Texas Ventures Acquisition III Corp
A Cayman Islands Exempted Company
(Company Number 412436)
1012 Springfield Avenue
Mountainside, New Jersey, 07092
NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at 1:00 p.m. Eastern Time on October 19, 2026
TO THE SHAREHOLDERS OF TEXAS VENTURES ACQUISITION III CORP:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Texas Ventures Acquisition III Corp (“we,” “us,” “our” or the “Company”) to be held at 1:00 p.m. Eastern Time on October 19, 2026 at the offices of the Company c/o Ascentium (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, PO Box 10240, KY1-1002, Cayman Islands, and virtually via live webcast at https://www.cstproxy.com/texasventuresacquisitioniii/2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/texasventuresacquisitioniii/2026. The accompanying proxy statement (the “Proxy Statement”), is dated September 28, 2026, and is first being mailed to shareholders of the Company on or about September 28, 2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete an initial business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on April 24, 2025 (the “IPO”), from October 24, 2026 to July 24, 2027 (the “Extension” and, such date, the “Extended Date”);

•
a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated April 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the trust account of the Company established in connection with the IPO (the “Trust Account”) if the Company has not completed its initial business combination, from October 24, 2026 to July 24, 2027 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the board of directors (“Board”) has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
As previously disclosed, on September 2, 2026, we entered into an Agreement and Plan of Merger and Reorganization with Plus Automation, Inc. (the “Target”) on September 2, 2026 (the “Merger Agreement”) with respect to the potential initial business combination with the Target (the “Potential Business

Combination”). For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 3, 2026. Additional information regarding the Potential Business Combination and the Merger Agreement will also be available in a separate proxy statement/prospectus we intend to file with the SEC pursuant to which we will seek approval of the Potential Business Combination (the “Potential Business Combination Proxy Statement/Prospectus”). We also intend to hold a separate extraordinary general meeting for the Company’s shareholders to vote to approve the Potential Business Combination in accordance with the terms of the Merger Agreement. The Company’s shareholders and other interested persons are advised to read, once available, the Potential Business Combination Proxy Statement/Prospectus and any amendments thereto as well as other documents filed with the SEC by the Company in connection with the Potential Business Combination, as these documents will contain important information about the Company, Target and the Potential Business Combination.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before October 24, 2026 (the “Current Outside Date”), the date currently set by our Articles for us to complete our initial business combination, to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to effect the Extension. If the Extension is not approved, we may not be able to consummate the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.
In connection with the Extension Amendment Proposal, holders of public shares (the “public shareholders”) may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “Class A ordinary shares” or the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders (other than Sponsor Affiliate (as defined below), which as further described herein has agreed not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may make an Election regardless of whether such public shareholders were holders as of the record date to vote at the Extraordinary General Meeting. Public shareholders who do not make the Election will remain able to exercise redemption rights in respect of any future business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our Articles and would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date.
Based upon the amount in the Trust Account as of August 31, 2026, which was $238,022,612, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.58 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market on September 25, 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.57. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 15, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension is effected and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed initial business combination, including the Potential Business Combination, if applicable, is completed.
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 24, 2026 to July 24, 2027.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.
If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by October 24, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “Class B ordinary shares” or the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), Yorkville Acquisition Sponsor II, LLC (“Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. In addition, an affiliate of our Sponsor (“Sponsor Affiliate”) holds 1,050,000 public shares, which as disclosed in the Current Report on Form 8-K filed with the SEC on September 3, 2026, pursuant to the terms of a Confirmation of an OTC Equity Prepaid Forward Transaction, dated as of August 27, 2026, Sponsor Affiliate will not redeem in contemplation of the Potential Business Combination. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
The approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, are voted at the Extraordinary General Meeting. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Our Board has fixed the close of business on September 25, 2026 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under our Articles, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
September 28, 2026
By Order of the Board of Directors
Troy Rillo Chief Executive Officer and Chief Financial Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention will be counted towards the quorum requirement.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on October 19, 2026: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/texasventuresacquisitioniii/2026.

i

Texas Ventures Acquisition III Corp
A Cayman Islands Exempted Company
(Company Number 412436)
1012 Springfield Avenue
Mountainside, New Jersey, 07092
EXTRAORDINARY GENERAL MEETING IN LIEU OF
ANNUAL GENERAL MEETING
TO BE HELD ON OCTOBER 19, 2026
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of Texas Ventures Acquisition III Corp (“we,” “us,” “our” or the “Company”) will be held at 1:00 p.m. Eastern Time on October 19, 2026, at the offices of the Company c/o Ascentium (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, PO Box 10240, KY1-1002, Cayman Islands, and virtually via live webcast at https://www.cstproxy.com/texasventuresacquisitioniii/2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/texasventuresacquisitioniii/2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete an initial business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s IPO that was consummated on April 24, 2025 (the “IPO”), from October 24, 2026 to July 24, 2027 (the “Extension” and, such date, the “Extended Date”);

•
a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated April 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination, from October 24, 2026 to July 24, 2027 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where our board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in this Proxy Statement. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
As previously disclosed, on September 2, 2026, we entered into an Agreement and Plan of Merger and Reorganization with Plus Automation, Inc. (the “Target”) on September 2, 2026 (the “Merger Agreement”) with respect to the potential initial business combination with the Target (the “Potential Business Combination”). For more information about the Potential Business Combination, see our Current Report

on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 3, 2026. Additional information regarding the Potential Business Combination and the Merger Agreement will also be available in a separate proxy statement/prospectus we intend to file with the SEC pursuant to which we will seek approval of the Potential Business Combination (the “Potential Business Combination Proxy Statement/Prospectus”). We also intend to hold a separate extraordinary general meeting for the Company’s shareholders to vote to approve the Potential Business Combination in accordance with the terms of the Merger Agreement. The Company’s shareholders and other interested persons are advised to read, once available, the Potential Business Combination Proxy Statement/Prospectus and any amendments thereto as well as other documents filed with the SEC by the Company in connection with the Potential Business Combination, as these documents will contain important information about the Company, Target and the Potential Business Combination.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, the Board has determined that there may not be sufficient time before October 24, 2026 (the “Current Outside Date”), the date currently set by our Articles for us to complete our initial business combination, to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to effect the Extension. If the Extension is not approved, we may not be able to consummate the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.
In connection with the Extension Amendment Proposal, holders of public shares (the “public shareholders”) may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “Class A ordinary shares” or the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders (other than Sponsor Affiliate (as defined below), which as further described herein has agreed not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may make an Election regardless of whether such public shareholders were holders as of the record date to vote at the Extraordinary General Meeting. Public shareholders who do not make the Election will remain able to exercise redemption rights in respect of any future business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our Articles and would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $238,022,612 that was in the Trust Account as of August 31, 2026. In such event, and although the subscription agreements for financing that we entered into on September 2, 2026, as announced in our Current Report on Form 8-K filed with the SEC on September 3, 2026 are expected to enable us to satisfy the minimum cash condition to closing of the Potential Business Combination, to the extent that for any reason this committed financing does not do so, then we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by October 24, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), Yorkville Acquisition Sponsor II, LLC (“Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. In addition, an affiliate of our Sponsor (“Sponsor Affiliate”) holds 1,050,000 public shares, which as disclosed in the Current Report on Form 8-K filed with the SEC on September 3, 2026, pursuant to the terms of a Confirmation of an OTC Equity Prepaid Forward Transaction, dated as of August 27, 2026 (the “Forward Purchase Agreement”), Sponsor Affiliate will not redeem in contemplation of the Potential Business Combination. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
Based upon the amount in the Trust Account as of August 31, 2026, which was $238,022,612, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.58 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Stock Market (the “Nasdaq”) on September 25, 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.57. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the Extension Amendment Proposal multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Potential Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.
Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.
Our Board has fixed the close of business on September 25, 2026 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 30,000,000 ordinary shares outstanding, of which 22,500,000 were public shares (of which Sponsor Affiliate holds 1,050,000 public shares) and 7,500,000 were founder shares held by Sponsor. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all of the founder shares, and which, in connection with our entry into the Merger Agreement, concurrently entered into a Sponsor Support Agreement with us and Target (the “Sponsor Support Agreement”), as disclosed in the Current Report on Form 8-K filed with the SEC on September 3, 2026, that committed Sponsor to vote its founder shares in favor of any Extension, that it and Sponsor Affiliate each intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $22,500. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated September 28, 2026 and is first being mailed to shareholders on or about September 28, 2026.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated on July 26, 2024, as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On April 24, 2025, we consummated our IPO from which we derived gross proceeds of $225,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, by the Current Outside Date of October 24, 2026). Our Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate an initial business combination to the Extended Date in order to allow our shareholders to evaluate the Potential Business Combination and for us to be able to consummate the Potential Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:
What is being voted on?

A:
You are being asked to vote on:

•
a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from October 24, 2026 to July 24, 2027;

•
a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 24, 2026 to July 24, 2027; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
We are not asking you to vote on any proposed initial business combination, including the Potential Business Combination, at this time. In connection with the Merger Agreement, we (i) filed with the SEC on September 3, 2026 a Current Report on Form 8-K with information about the Potential Business Combination, and (ii) intend to file with the SEC in due course the Potential Business Combination Proxy Statement/Prospectus pursuant to which we will seek approval of the Potential Business Combination, among other things, at a separate extraordinary general meeting. Additional information regarding the Potential Business Combination and the Merger Agreement will be available in the Potential Business Combination Proxy Statement/Prospectus. The Company’s shareholders and other interested persons are advised to read, once available, the Potential Business Combination Proxy Statement/Prospectus and any amendments thereto as well as other documents filed with the SEC by the Company in connection with the Potential Business Combination, as these documents will contain important information about the Company, Target and the Potential Business Combination. If the Extension is not approved, we may not be able to consummate the Potential Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 24, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. In addition, Sponsor Affiliate holds 1,050,000 public shares, which as disclosed in the Current Report on Form 8-K filed with the SEC on September 3, 2026, pursuant to the terms of the Forward Purchase Agreement, Sponsor Affiliate will not redeem in contemplation of the Potential Business Combination. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before the Current Outside Date of October 24, 2026. As we explain below, we may not be able to complete an initial business combination by that date.

As previously disclosed, on September 2, 2026, we entered into the Merger Agreement with Target on September 2, 2026 with respect to the Potential Business Combination. For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the SEC on September 3, 2026.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Current Outside Date, the date currently set by our Articles for us to complete our initial business combination, to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to effect the Extension.
Our Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such initial business combination, and (3) redeem all the public shares, from October 24, 2026 to July 24, 2027, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B hereto to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed an initial business combination, from October 24, 2026 to July 24, 2027.

Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Board believes that shareholders should have an opportunity to evaluate the Potential Business Combination. Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a shareholder vote for the approval of the Potential Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to effecting the Trust Amendment.

As described above, our Board believes that we may not be able to consummate the Potential Business Combination if the Extension Amendment Proposal is not approved and the Extension is not effected.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Trust Amendment Proposal?

A:
As discussed above, our Board believes shareholders should have an opportunity to evaluate the Potential Business Combination. In addition, approval of the Trust Amendment Proposal is a condition to the effecting the Extension Amendment.

As described above, our Board believes that we may not be able to consummate the Potential Business Combination if the Trust Amendment Proposal is not approved and the Extension is not effected.
Our Board recommends that you vote in favor of the Trust Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:
Am I being asked to vote on the Potential Business Combination?

A:
Not at this time. In connection with the Merger Agreement, we (i) filed with the SEC on September 3, 2026 a Current Report on Form 8-K with information about the Potential Business Combination, and (ii) intend to file with the SEC in due course the Potential Business Combination Proxy Statement/Prospectus pursuant to which we will seek approval of the Potential Business Combination, among other things, at a separate extraordinary general meeting. We also intend to hold a separate extraordinary general meeting for the Company’s shareholders to vote to approve, among other things the Potential Business Combination in accordance with the terms of the Merger Agreement. Additional information regarding the Potential Business Combination and the Merger Agreement will be available in the Potential Business Combination Proxy Statement/Prospectus. The Company’s shareholders and other interested persons are advised to read, once available, the Potential Business Combination Proxy Statement/Prospectus and any amendments thereto as well as other documents filed with the SEC by the Company in connection with the Potential Business Combination, as these documents will contain important information about the Company, Target and the Potential Business Combination.

Q:
Do I have the right to redeem my shares in connection with the Extension Amendment Proposal?

A:
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before October 24, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval.

In connection with the Extension Amendment Proposal, public shareholders (other than Sponsor Affiliate, which has agreed in the Forward Purchase Agreement not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO. An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders (other than Sponsor Affiliate, which has agreed in the Forward Purchase Agreement not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may make an Election regardless of whether such public shareholders were holders as of the record date to vote at the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date.
If the Extension is effected and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed initial business combination, including the Potential Business Combination, if applicable, is completed.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our Articles.

Q:
When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal or if the Merger Agreement relating to the Potential Business Combination is terminated before the Extraordinary General Meeting.

Q:
How do the Company insiders intend to vote their shares?

A:
Sponsor owns 7,500,000 founder shares. In addition, Sponsor Affiliate owns 1,050,000 public shares. Collectively, such founder shares and public shares held by Sponsor and Sponsor Affiliate in the aggregate represent 28.5% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all of the founder shares, and which, in connection with our entry into the Merger Agreement, concurrently entered into the Sponsor Support Agreement that committed Sponsor to vote its founder shares in favor of any Extension, that it and Sponsor Affiliate each intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market, in either case prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals, and we have been informed by Sponsor that Sponsor Affiliate intends to vote the public shares that it holds in favor of both of these proposals.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:
What vote is required to approve the Trust Amendment Proposal?

A:
The approval of the Trust Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q:
What vote is required to approve the Adjournment Proposal?

A:
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:
If you do not want either or both of the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must vote “AGAINST” the proposals. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

An abstention or the failure to vote will have no effect with respect to the approval of either of the Extension Amendment Proposal or the Trust Amendment Proposal because they are not a vote cast with respect to both proposals. In addition, if you hold your shares in “street name” and you fail to provide any instruction to your broker, your broker lacks the authority to submit a proxy card on your behalf, which means that there can be no broker non-votes and your broker cannot vote your shares on any of the proposals.
Q:
What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:
Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 24, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
Q:
What happens if the Merger Agreement relating to the Potential Business Combination is terminated before the Extraordinary General Meeting?

A:
Although there is no reason to expect that the Merger Agreement relating to the Potential Business Combination would be terminated prior to the occurrence of the Extraordinary General Meeting or at any other time, in the event that such a termination would occur prior to the occurrence of the Extraordinary General Meeting, our Board will abandon the Extension Amendment and the Trust Amendment.

If the Merger Agreement relating to the Potential Business Combination is terminated before the Extraordinary General Meeting, we will not consummate our initial business combination by October 24, 2026 and, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
Q:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:
We will continue our efforts to consummate the Potential Business Combination by or before the Extended Date in accordance with the terms of the Merger Agreement.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust

Account. As a result of redemptions of public shares effected in connection with the Extension Amendment Proposal, if any, the percentage interest of our ordinary shares held by Sponsor as a result of its ownership of the founder shares and by Sponsor Affiliate as a result of its ownership of public shares will increase.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Q:
What happens to the Company’s warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by October 24, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants. Accordingly, if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by October 24, 2026, our warrants will expire worthless in connection with our winding up.
Q:
What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to seek to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our Secretary at Texas Ventures Acquisition III Corp, 1012 Springfield Avenue, Mountainside, New Jersey, 07092, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the virtual meeting should register for the meeting by October 12, 2026 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:
•
If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/texasventuresacquisitioniii/2026, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Each of the Extension Amendment Proposal and the Trust Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting that vote at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted.
Abstentions will be counted towards the quorum requirement, but will have no effect with respect to the approval of any of the proposals.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide, and if you fail to provide any instruction, then your broker cannot vote your shares on any of the proposals, which means that there can be no broker non-votes as your broker lacks the authority to submit a proxy card on your behalf. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q:
What is a quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of at least one-third of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 10,000,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement, but will not count as votes cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our ordinary shares at the close of business on September 25, 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 30,000,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q:
What interests do Sponsor, directors and officers have in the approval of the proposals?

A:
Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor, Directors and Officers.”

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means as provided herein), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my ordinary shares?

A:
Other than Sponsor Affiliate, which has agreed in the Forward Purchase Agreement not to redeem the public shares that it holds in contemplation of the Potential Business Combination, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the Extraordinary General Meeting). If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on October 15, 2026 (two business days prior to the date of the Extraordinary General Meeting).

Q:
How do I withdraw my election to redeem my ordinary shares?

A:
If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $22,500. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders call toll-free: +1 (800) 662-5200
Banks and Brokerage Firms, please call collect: +1 (203) 658-9400
Email: TVA.info@investor.sodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemptions
Email: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.
RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 15, 2026, and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
We may not be able to complete the Potential Business Combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
The Potential Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
We are a Cayman Islands exempted company and Sponsor is a Florida limited liability company. Sponsor is exclusively “controlled” for CFIUS purposes by U.S. persons, and thus we do not believe that Sponsor is a “foreign person” as defined in the CFIUS regulations. In addition, we intend to structure the post-closing board and management of us following the closing of the Potential Business Combination in such a way as to limit influence over us exercisable by foreign persons. More specifically, the Merger Agreement contains a representation made by both us and Sponsor as to “foreign person” status under Section 721 of the Defense Production Act of 1950, as amended, including the implementing regulations thereof (the “DPA”), as well as a covenant restricting the composition of the board of directors of us following the closing of the Potential Business Combination contained in the Merger Agreement based in part on the experiences of Sponsor and its affiliates with prior SPAC transactions. Based on our self-assessment and future intentions, as expressed in the aforementioned representations and covenants, we do not believe that we are a “foreign person” for CFIUS purposes. However, if CFIUS considers us to be a “foreign person,” we could be subject to such foreign ownership regulatory requirements and/or CFIUS review.
In addition, the Merger Agreement contains a representation made by Target that it does not have a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
The Potential Business Combination may be subject to CFIUS and/or other foreign investment review, which depends in large part on the ultimate share ownership of us both before and following the closing of the Potential Business Combination, among other factors. If the Potential Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. If the Potential Business Combination were to be subject to U.S. foreign investment review, we risk national security-related regulatory intervention, before or after closing the transaction. For example, CFIUS may decide to modify, block or delay the Potential Business Combination, impose conditions with respect to such Potential Business Combination, request the President of the United States to order us to divest all or a portion of Target if we were to acquire it without first obtaining CFIUS approval or prohibit the Potential Business Combination entirely. The time necessary for CFIUS or other agency review of the Potential Business Combination or a decision to delay or prohibit the Potential Business Combination may also prevent the Potential Business Combination from occurring by the Current Outside Date or Extended Date, as applicable. These risks may limit the attractiveness of, delay or prevent us from pursuing the Potential Business Combination.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete the Potential Business Combination. If we are unable to consummate the Potential Business Combination within the applicable time-period required under the Articles, we will be required to wind up, redeem and liquidate. If we are required to wind up, redeem and liquidate, our shareholders will miss the opportunity to benefit from an investment in Target and the appreciation in value of such investment through the Potential Business Combination. Additionally, our warrants will be worthless.
There are no assurances that the Extension Amendment and the Trust Amendment will enable us to complete the Potential Business Combination.
Even if each of the Extension Amendment and the Trust Amendment is approved, the Company can provide no assurances that we will consummate the Potential Business Combination prior to the Extended Date. Our ability to consummate any initial business combination, including the Potential Business Combination, is dependent on a variety of factors, many of which are beyond our control. If each of the Extension Amendment and the Trust Amendment is approved, the Company expects to seek shareholder approval of the Potential Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Amendment, the Trust Amendment or the Potential Business Combination are approved by our shareholders, and although the subscription agreements for financing that we entered into on September 2, 2026, as announced in our Current Report on Form 8-K filed with the SEC on September 3, 2026 are expected to enable us to satisfy the minimum cash condition to closing of the Potential Business Combination, to the extent that for any reason this committed financing does not do so, it is possible that redemptions will leave us with insufficient cash to consummate the Potential Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
In the event each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights in connection with the Extension with respect to a large number of our public shares may adversely affect the liquidity of our securities.
In connection with the Extension, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.
In the event each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and we amend our Articles and the Trust Agreement, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A ordinary shares, units and warrants are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Generally, we must maintain a minimum market value of listed securities (generally $50,000,000) and a minimum number of holders of our securities (generally 400 public holders). Additionally, in connection with the Potential Business Combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, unless we decide to list on a different Nasdaq tier such as the Nasdaq Capital Market which has different initial listing requirements, our share price would generally be required to be at least $4.00 per share and we would be required to have a minimum of 400 round lot holders of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time.
Pursuant to the terms of our Articles, in the event that each of the Extension Amendment Proposal and the Trust Amendment Proposal is approved and the Articles and the Trust Agreement are amended, public shareholders (other than Sponsor Affiliate, which has agreed in the Forward Purchase Agreement not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles and the Trust Agreement. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has published final regulations clarifying many aspects of the Excise Tax, including that where a non-U.S. corporation transfers its assets or is treated as transferring its assets to a U.S. corporation in a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the corporation is not treated as a U.S. corporation until the day after the reorganization. Furthermore, if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made generally are not subject to the Excise Tax.
We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of the Potential Business Combination (including through a redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our initial business combination (including the timing of when we become a covered corporation in connection with such initial business combination), (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with an initial business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of any additional guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our Public Shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete an initial business combination and may affect our ability to complete any business combination or fund future operations.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities;

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each of which may make it difficult for us to complete the Potential Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:
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registration as an investment company;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

On January 24, 2024, the SEC adopted a series of new rules relating to SPACs. The SEC’s adopted rules do not provide a safe harbor for SPACs from the definition of “investment company” under the Investment Company Act. Instead, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including as a result of its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than 24 months after the closing of the IPO) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.
Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to our Articles prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, from the closing of the IPO, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.
We are aware of litigation against certain special purpose acquisition companies asserting that notwithstanding the foregoing, those special purpose acquisition companies should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds, may require us to otherwise change our operations and may hinder our ability to complete an initial business combination or may result in our liquidation and the winding up of our operations. If we are unable to complete our initial business combination and are required to liquidate, our public shareholders would lose their opportunity to invest in a target business or businesses through our initial business combination, including any price appreciation of the combined company’s securities following such initial business combination, and may receive only approximately $10.05 per share on the liquidation of our Trust Account as well as our warrants will expire worthless.

BACKGROUND
We are a blank check company incorporated on July 26, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On April 24, 2025, we consummated the IPO of 22,500,000 units (the “units”), including 2,500,000 units issued pursuant to the partial exercise of the underwriters’ over-allotment option, each unit consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant. The underwriters did not exercise the remaining 500,000 units, and, as a result, TV Partners III, LLC (the “Prior Sponsor”) forfeited an aggregate of 166,667 founder shares, which were cancelled by the Company upon consummation of the IPO. Simultaneously with the closing of the IPO, we completed the private sale of 7,568,750 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to the Prior Sponsor, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen & Company”), and Clear Street LLC (“Clear Street”), generating gross proceeds to us of $7,568,750. On September 18, 2025, the Company, the Prior Sponsor and Sponsor entered into a purchase agreement, pursuant to which Sponsor purchased from the Prior Sponsor 7,500,000 founder shares and 4,700,000 private placement warrants for an aggregate purchase price of $7,400,000. Cohen & Company and Clear Street purchased an aggregate of 2,868,750 private placement warrants. The cash underwriting discount was $4,500,000 ($0.20 per unit), and the underwriters are entitled to a deferred underwriting fee of $9,000,000 ($0.40 per unit), payable upon consummation of an initial business combination in accordance with the underwriting agreement. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. In addition, with respect to private placement warrants held by Cohen & Company and/or their designees, such private placement warrants will be subject to the lock-up and registration rights limitations imposed by FINRA Rule 5110 and will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA Rule 5110(g)(8).
Following the closing of the IPO, a total of $226,125,000 ($10.05 per unit), from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. As of August 31, 2026, funds held in the Trust Account totaled approximately $238,022,612 and were held in U.S. Treasury Bills. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than April 24, 2027) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.
As previously disclosed, on September 2, 2026, we entered into the Merger Agreement with respect to the Potential Business Combination. For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the SEC on September 3, 2026.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, the Board has determined that there may not be sufficient time before the Current Outside Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to obtain the Extension.

Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 30,000,000 ordinary shares outstanding, of which 22,500,000 were public shares (of which Sponsor Affiliate holds 1,050,000 public shares) and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all of the founder shares, and which, in connection with our entry into the Merger Agreement, concurrently entered into the Sponsor Support Agreement that committed Sponsor to vote its founder shares in favor of any Extension, that it and Sponsor Affiliate each intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 1012 Springfield Avenue, Mountainside, New Jersey, 07092 and our telephone number is (713) 599-1300.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting of our shareholders will be held at 1:00 p.m. Eastern Time on October 19, 2026 at the offices of the Company c/o Ascentium (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, PO Box 10240, KY1-1002, Cayman Islands, and virtually via live webcast at https://www.cstproxy.com/texasventuresacquisitioniii/2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/texasventuresacquisitioniii/2026.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you own ordinary shares at the close of business on September 25, 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you own at that time. The Company’s warrants do not carry voting rights.
Votes Required.   The approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were 30,000,000 ordinary shares outstanding, of which 22,500,000 were public shares and 7,500,000 were founder shares. Sponsor Affiliate holds 1,050,000 public shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all of the founder shares, and which, in connection with our entry into the Merger Agreement, concurrently entered into the Sponsor Support Agreement that committed Sponsor to vote its founder shares in favor of any Extension, that it and Sponsor Affiliate each intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
If you do not want either or both of the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.
An abstention or the failure to vote will have no effect with respect to the approval of any of the proposals because they are not a vote cast with respect to any of the proposals. In addition, if you hold your shares in “street name” and you fail to provide any instruction to your broker, then your broker cannot vote your shares on any of the proposals, which means that there can be no broker non-votes as your broker lacks the authority to submit a proxy card on your behalf.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Sodali at:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders call toll-free: +1 (800) 662-5200
Banks and Brokerage Firms, please call collect: +1 (203) 658-9400
Email: TVA.info@investor.sodali.com

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS
The Extension Amendment Proposal
We are proposing to amend our Articles to extend the date by which we have to consummate an initial business combination to the Extended Date.
The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by the Current Outside Date of October 24, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. However, in the event of a liquidation, Sponsor Affiliate will receive a portion of the monies held in the Trust Account as a result of its ownership of public shares.
As previously disclosed, on September 2, 2026, we entered into the Merger Agreement with Target on September 2, 2026 with respect to the Potential Business Combination. For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the SEC on September 3, 2026.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Current Outside Date, the date currently set by our Articles for us to complete our initial business combination, to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to obtain the Extension.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.
Full Text of the Resolution
“It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
amending the definition of “Completion Window” in Article 1.1 by deleting paragraph (b) thereof in its entirety:
‘(b) ending on the date that is eighteen (18) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.’

and replacing it with the following:
‘(b) ending on the date that is twenty-seven (27) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.’”
Trust Amendment Proposal
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 24, 2026 to July 24, 2027. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.
Full Text of the Resolution
“It is resolved that the amendment of the Investment Management Trust Agreement (the “Trust Agreement”), dated April 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to the amendment to the Trust Agreement in the form set forth in Annex B to the Proxy Statement is hereby approved.”
Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal
As previously disclosed, on September 2, 2026, we entered into the Merger Agreement with respect to the Potential Business Combination. For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the SEC on September 3, 2026.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, the Board has determined that there may not be sufficient time before the Current Outside Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination.
Our Board believes, however, that we should have an opportunity to consummate the Potential Business Combination and shareholders should have an opportunity to evaluate the Potential Business Combination. Accordingly, our Board is proposing the Extension Amendment and the Trust Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Extension. The Extension would give us the opportunity to hold a shareholder vote for the approval of the Potential Business Combination.
If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved
The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.
If either or both of the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by October 24, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants. Accordingly, if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by October 24, 2026, our warrants will expire worthless in connection with our winding up.
If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved
We will continue our efforts to consummate the Potential Business Combination by or before the Extended Date in accordance with the terms of the Merger Agreement.
Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account. As a result of redemptions of public shares effected in connection with the Extension Amendment Proposal, if any, the percentage interest of our ordinary shares held by Sponsor as a result of its ownership of the founder shares and by Sponsor Affiliate as a result of its ownership of public shares will increase.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors.
Redemption Rights
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders (other than Sponsor Affiliate, which has agreed in the Forward Purchase Agreement not to redeem the public shares that it holds in contemplation of the Potential Business Combination) may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 15, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC

Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the Extraordinary General Meeting).
Redemption Procedures
To exercise your redemption rights, you must take the following steps prior to 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the Extraordinary General Meeting):
(a)   If you hold your shares in “street name” through a broker, bank or other nominee, instruct your broker or nominee to submit a redemption request on your behalf and to deliver your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, using DTC’s DWAC (Deposit/Withdrawal At Custodian) system. Your broker or nominee should contact Continental at the following address: Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, Email: spacredemptions@continentalstock.com.
(b)   If you hold your shares in registered form, you may either (i) physically tender your share certificates to Continental at the address above, or (ii) deliver your shares electronically through the DWAC system by contacting Continental to initiate the transfer.
(c)   All redemption requests must be received by Continental no later than 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the Extraordinary General Meeting). Shares not properly tendered by this deadline will not be redeemed.
(d)   If you wish to withdraw your redemption request, you must contact Continental prior to the vote at the Extraordinary General Meeting and request the return of your shares (physically or electronically).
Please note that there is a nominal cost associated with the tendering process. Continental typically charges the tendering broker approximately $100, and your broker may pass this cost on to you. Shareholders who elect physical delivery of share certificates should allow at least two weeks for processing by their broker, DTC and Continental. Electronic delivery through DWAC is significantly faster and is the recommended method.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of August 31, 2026, which was $238,022,612, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.58 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq on September 25, 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.57. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe that such redemption right enables our public shareholders to determine whether to keep their investments for an additional period of time if we do not complete an initial business combination on or before the Current Outside Date.
The estimated per-share redemption value is calculated by dividing the aggregate amount on deposit in the Trust Account (including interest earned on the funds held in the Trust Account) by the number of then-outstanding public shares. The actual per-share redemption price will be calculated as of two business days prior to the consummation of the Extension and may be higher or lower than the estimated amount above depending on, among other things, the amount of interest earned on the Trust Account and taxes payable or paid from the Trust Account. We will announce the final per-share redemption price promptly following the Extraordinary General Meeting.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
If you do not elect to exercise your redemption rights in connection with the Extension, you will be able to exercise redemption rights in respect of any future initial business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in the Articles.
Required Vote
The approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, are voted at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal, and approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and will have no effect with respect to the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Shares held by Sponsor, Directors and Officers
Sponsor owns 7,500,000 founder shares. In addition, Sponsor Affiliate owns 1,050,000 public shares. Collectively, such founder shares and public shares held by Sponsor and Sponsor Affiliate in the aggregate represent 28.5% of our issued and outstanding ordinary shares.
The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor, which holds all of the founder shares, and which, in connection with our entry into the Merger Agreement, concurrently entered into the Sponsor Support Agreement that committed Sponsor to vote its founder shares in favor of any Extension, that it and Sponsor Affiliate each intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market, in either case prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals, and we have been informed by Sponsor that Sponsor Affiliate intends to vote the public shares that it holds in favor of both of these proposals.
Interests of Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we do not consummate our initial business combination transaction by October 24, 2026, which is 18 months after the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holder of our founder shares have agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 7,568,750 private placement warrants at a price of $1.00 per warrant in a private placement to Prior Sponsor, Cohen & Company and Clear Street, with Prior Sponsor purchasing 4,700,000 private placement warrants and Cohen & Company and Clear Street purchasing an aggregate of 2,868,750 private placement warrants. On September 18, 2025, Sponsor purchased from the Prior Sponsor 7,500,000 founder shares and 4,700,000 private placement warrants for an aggregate purchase price of $7,400,000. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by October 24, 2026, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by Sponsor and Cohen & Company and Clear Street and their affiliate will be worthless.

•
The founder shares held by Sponsor have an aggregate market value of approximately $79.28 million based on the last sale price of the public shares of $10.57 on Nasdaq on September 25, 2026. Based on the last sale price of $0.22 on Nasdaq on September 25, 2026 of the public warrants, the private placement warrants held by Sponsor have an aggregate market value of approximately $1.04  million.

•
Although the Merger Agreement does not provide for this, our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, and in the event that any of our directors and executive officers do so, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. At this time, however, none of our directors are currently expected to continue as our directors after the consummation of the Potential Business Combination.

•
In order to protect the amounts held in the Trust Account, Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

•
The continued indemnification of current directors and officers and the continuation of the current directors’ and officers’ liability insurance by obtaining a six-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the closing of the Potential Business Combination.

•
Our Sponsor may in the future advance funds to us for working capital purposes. Any such advances will be non-interest bearing, unsecured and due at the consummation of our initial business combination. If we do not complete our initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay such advances and any other working capital advances made to us, but no proceeds held in the Trust Account would be used to repay such advances and any other working capital advances made to us, and the Sponsor may not be able to recover the value it has loaned us and any other working capital advances it may make.

•
As disclosed in the Current Report on Form 8-K filed with the SEC on September 3, 2026, concurrent with our entry into the Merger Agreement, Sponsor Affiliate has entered into a Convertible Note and Warrant Subscription Agreement, pursuant to which, Sponsor Affiliate will, for a purchase price of $25 million, purchase from us at the time of the closing of the Potential Business Combination (i) a Senior Guaranteed Convertible PIK Notes (the “Convertible Note”) in an aggregate original principal amount of $27,777,778, issued at a 10% original issue discount, and (ii) warrants to purchase shares of Class A common stock (the “Convertible Note Warrants”), with the number of shares issuable upon exercise of the Convertible Note Warrants to be equal to 100% of the original principal amount of the applicable Convertible Note divided by $12.00.
The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal and recommends that you vote “FOR” such proposals.
As previously disclosed, on September 2, 2026, we entered into the Merger Agreement with Target on September 2, 2026 with respect to the Potential Business Combination. For more information about the Potential Business Combination, see our Current Report on Form 8-K filed with the SEC on September 3, 2026.
While the parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Potential Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Current Outside Date, the date currently set by our Articles for us to complete our initial business combination, to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Potential Business Combination. Accordingly, our Board believes that in order for our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination, we will need to obtain the Extension.
We believe that it is in the best interests of our shareholders to extend the date that we have to consummate an initial business combination to the Extended Date in order to allow our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary. In no event will our Board adjourn the Extraordinary General Meeting beyond October 24, 2026.
Full Text of Resolution
“It is resolved, as an ordinary resolution, that, (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
Required Vote
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares, voting together as a single class, that, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•
Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•
persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations; or

•
passive foreign investment companies.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, any alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.
EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:
1.
an individual citizen or resident of the United States,

2.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”
The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because, as discussed below, we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of public shares.”
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.
Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
PFIC Considerations
A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
We are a blank check company with no current active business, and based on the composition of our income and assets we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make and maintain a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a qualified election fund (“QEF Election”) along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:
•
any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the issued and outstanding ordinary shares as of September 25, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 30,000,000 ordinary shares, consisting of (i) 22,500,000 Class A ordinary shares, par value $0.0001 per share, and 7,500,000 Class B ordinary shares, par value $0.0001 per share, issued and outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of September 25, 2026.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and Officers:
Mark Angelo(2)(3)(4)	1,050,000	4.67%	7,500,000	100%	28.5%
Scott Glabe	—	—%	—	—%	—%
Troy Rillo	—	—%	—	—%	—%
Lawrence Glick	—	—%	—	—%	—%
Alan Garten	—	—%	—	—%	—%
All Directors and Officers as a group (5 individuals):(2)(3)(4)	1,050,000	4.67%	7,500,000	100%	28.5%
Greater than 5% Beneficial Owners:
Yorkville Acquisition Sponsor II, LLC(2)(3)	—	—%	7,500,000	100%	25.0%
YA II PN, Ltd.(2)(3)(4)	1,050,000	4.67%	7,500,000	100%	28.5%
Anson Advisors Inc./Anson Funds Management LP(5)	2,199,942	9.78%	—	—%	7.33%
Meteora Capital, LLC(6)	1,165,475	5.18%	—	—%	3.88%
J. Goldman & Co LP(7)	1,216,321	5.41%	—	—%	4.05%
Karpus Management, Inc.(8)	1,471,700	6.54%	—	—%	4.91%
Magnetar Financial LLC(9)	1,400,000	6.22%	—	—%	4.67%
Tenor Capital Management Company, L.P.(10)	1,396,956	6.21%	—	—%	4.66%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Texas Ventures Acquisition III Corp, 1012 Springfield Avenue, Mountainside, New Jersey 07092.

(2)
Sponsor Affiliate, YA II PN, Ltd., is a fund for which Yorkville Advisors Global, LP (“Yorkville LP”), serves as investment manager, is the Residual Series Member of the Sponsor. Yorkville Advisors Global II, LLC (“Yorkville LLC”), is the general partner of Yorkville LP. All investment decisions for Sponsor Affiliate are made by Yorkville LLC’s President, Mark Angelo. Yorkville LP is the manager of the Sponsor and holds voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Angelo, as President of Yorkville LLC, has voting and investment power with respect to the shares held by the Sponsor and Sponsor Affiliate, and may be deemed to indirectly beneficially own such shares. Mr. Angelo disclaims beneficial ownership of the shares held by the Sponsor and Sponsor Affiliate, except to the extent of his pecuniary interest therein.
(3)
Includes 7,500,000 Class B Ordinary Shares held by the Sponsor. Excludes the private placement warrants held by the Sponsor. Some of our officers and directors may have indirect ownership interests in the shares held by the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
Includes 1,050,000 Class A Ordinary Shares held by Sponsor Affiliate, purchased on the open market in February 2026.

(5)
Pursuant to a Schedule 13G filed with the SEC on February 17, 2026, Anson Funds Management LP and Anson Advisors Inc. serve as co-investment advisors to one or more funds and may direct the vote and disposition of Class A Ordinary Shares held by those funds. As the general partner of Anson Funds Management LP, Anson Management GP LLC may direct the vote and disposition of the Class A Ordinary Shares held by the funds. As the principal of Anson Fund Management LP and Anson Management GP LLC, Mr. Moore may direct the vote and disposition of the Class A Ordinary Shares held by the funds. As directors of Anson Advisors Inc., Mr. Nathoo and Mr. Kassam may each direct the vote and disposition of Class A Ordinary Shares held by the funds. For Anson Funds Management LP, Anson Management GP LLC and Mr. Moore: 16000 Dallas Parkway, Suite 800 Dallas, Texas 75248. For Anson Advisors Inc., Mr. Nathoo and Mr. Kassam: 181 Bay Street, Suite 4200 Toronto, ON M5J 2T3.

(6)
Pursuant to a Schedule 13G filed with the SEC on August 14, 2026, the shares reported herein are held by certain funds and managed accounts to which Meteora Capital, LLC (“Meteora Capital”) serves as investment manager (collectively, the “Meteora Funds”). Vik Mittal serves as the Managing Member of Meteora Capital. By virtue of this relationship, Meteora Capital and Mr. Mittal may be deemed to have shared voting and dispositive power with respect to the Class A Ordinary Shares held by the Meteora Funds. 1200 N Federal Hwy, #200, Boca Raton, FL 33432.

(7)
Pursuant to a Schedule 13G filed with the SEC on February 17, 2026, the shares reported herein are held by J. Goldman Master Fund, L.P. (“JGMF”) and J. Goldman Enhanced Master Fund, L.P. (“JGEMF”). J. Goldman & Co., L.P. is an investment manager. J. Goldman Capital Management, Inc. is J. Goldman & Co., L.P.’s general partner. Jay G. Goldman serves as chief executive officer of Goldman & Co., L.P. and as director of J. Goldman Capital Management, Inc. 510 Madison Avenue, 26th Floor, New York, NY 10022.

(8)
Pursuant to a Schedule 13G/A filed with the SEC on October 7, 2025, the shares reported herein are owned directly by the accounts managed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is controlled by City of London Investment Group plc (“CLIG”). However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. 183 Sully’s Trail, Pittsford, New York 14534.

(9)
Pursuant to a Schedule 13G filed with the SEC on August 8, 2025, the shares reported herein consist of an aggregate of Class A Ordinary Shares held by certain funds to which Magnetar Financial LLC serves as investment manager. As such, Magnetar Financial exercises voting and investment power over the shares reported herein. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial LLC. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is Mr. Snyderman. 15 E. Putnum Avenue, Suite 363, Greenwich, CT, 06830.

(10)
Pursuant to a Schedule 13G filed with the SEC on February 17, 2026, the shares reported herein are held in the form of Units by Tenor Opportunity Master Fund, Ltd. (the “Master Fund”). Tenor Capital Management Company, L.P. (“Tenor Capital”) serves as the investment manager to the Master Fund. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the Master Fund, Tenor Capital, and Robin Shah may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Master Fund. 810 Seventh Avenue, Suite 1905, New York, NY 10019.

Sponsor beneficially owns 25% of the issued and outstanding ordinary shares and has the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our Board prior to our initial business combination. In addition, because of their ownership block, Sponsor and Sponsor Affiliate together may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1012 Springfield Avenue, Mountainside, New Jersey, 07092, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at https://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders call toll-free: +1 (800) 662-5200
Banks and Brokerage Firms, please call collect: +1 (203) 658-9400
Email: TVA.info@investor.sodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Texas Ventures Acquisition III Corp, 1012 Springfield Avenue, Mountainside, New Jersey, 07092.
If you are a shareholder of the Company and would like to request documents, please do so by October 12, 2026 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
TEXAS VENTURES ACQUISITION III CORP
Texas Ventures Acquisition III Corp
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending the definition of “Completion Window” in Article 1.1 by deleting paragraph (b) thereof in its entirety:

“(b) ending on the date that is eighteen (18) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”
and replacing it with the following:
“(b) ending on the date that is twenty-seven (27) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

A-1

ANNEX B
FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT
TRUST AGREEMENT
THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of         , 2026, by and between Texas Ventures Acquisition III Corp, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).
WHEREAS, on April 24, 2025, the Company consummated an initial public offering (the “Offering”) of Units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share;
WHEREAS, $226,125,000 ($10.05 per Unit) of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of April 22, 2025, by and between the Company and the Trustee (the “Original Agreement”);
WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination from October 24, 2026 to July 24, 2027 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from October 24, 2026 to July 24, 2027 (the “Trust Amendment”);
WHEREAS, holders of at least two-thirds of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, being present and entitled to vote at the extraordinary general meeting, approved the Extension Amendment, and holders of at least two-thirds of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Trust Amendment; and
WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Amendments to Trust Agreement.   Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairperson of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable or owed and, in the case of Exhibit B, less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 27 months after the closing of the Offering (or such earlier date as the Company’s board of directors may approve); and

(2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as may be amended from time to time (the “Memorandum and Articles”) (such period, the “Completion Window”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable or owed and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”.
2.   Miscellaneous Provisions.
2.1.   Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2.   Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3.   Applicable Law.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
2.4.   Counterparts.   This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
2.5.   Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6.   Entire Agreement.   The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Continental Stock Transfer & Trust Company, as Trustee
By:
Name: Francis Wolf
Title: Vice President
Texas Ventures Acquisition III Corp
By:
Name: Troy Rillo
Title: Chief Executive Officer and Chief Financial Officer
[Signature Page to Amendment to Investment Management Trust Agreement]

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TEXAS VENTURES ACQUISITION III CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 18, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: **https://www.cstproxy.com/texasventuresacquisitioniii/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

Proposal 1 — Extension Amendment

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 2 — Trust Amendment

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 — Adjournment

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

2026Proposal 3 — AdjournmentAdjourn the Extraordinary General Meeting to alater date or dates, if necessary, (i) to permit furthersolicitation and vote of proxies in the event that thereare insufficient votes for, or otherwise in connection with, the approvalof Proposal 1 or Proposal 2 or (ii) where the Board has determined it isotherwise necessary.Check here for address change and indicate the correct address below:Proposal 1 — Extension AmendmentAmend the Company’s amended and restatedmemorandum and articles of association to extendthe date that the Company has to consummate abusiness combination from October 24, 2026 to July 24, 2027. Proposal1 is conditioned on the approval of Proposal 2. If Proposal 1 is approvedby the shareholders and Proposal 2 is not, neither proposal will take effect.Proposal 2 — Trust AmendmentAmend the Investment Management TrustAgreement, dated April 22, 2025, by and betweenthe Company and Continental Stock Transfer &Trust Company (“Continental”), to extend the date on which Continentalmust liquidate the Trust Account established in connection with theCompany’s initial public offering if the Company has not completed its initialbusiness combination from October 24, 2026 to July 24, 2027. Proposal 2is conditioned on the approval of Proposal 1. If Proposal 2 is approved bythe shareholders and Proposal 1 is not, neither proposal will take effect. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026.Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators,trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .Please markyour voteslike this X209365 Texas Venture Acq III Proxy Card Rev1 - FrontCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when you accessthe above website. Follow the prompts to voteyour shares.VOTE AT THE MEETING –If you plan to attend the virtual onlineextraordinary general meeting, you willneed your 12 digit control number to voteelectronically at the extraordinary generalmeeting. To attend the extraordinary generalmeeting, visit: https://www.cstproxy.com/texasventuresacquisitioniii/2026MAIL – Mark, sign and date your proxycard and return it in the postage-paidenvelope provided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, onOctober 18, 2026.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK    EASYFOR AGAINST ABSTAIN FOR AGAINST ABSTAINFOR AGAINST ABSTAINTEXAS VENTURESACQUISITION III CORP

Important Notice Regarding the Availability of Proxy Materialsfor the Extraordinary General Meetingto be held on October 19, 2026:The notice of Extraordinary General Meetingand the accompanying Proxy Statement are available athttps://www.cstproxy.com/texasventuresacquisitioniii/2026. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTEXAS VENTURES ACQUISITION III CORP The undersigned, revoking any previous proxies relating to these shares with respect to the ExtensionAmendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt ofthe notice and Proxy Statement, dated September 28, 2026, in connection with the Extraordinary General Meeting tobe held at 1:00 p.m. Eastern Time on October 19, 2026 at the offices of the Company c/o Ascentium (Cayman) Limited,4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, PO Box 10240, KY1-1002, Cayman Islands,and virtually via live webcast at https://www.cstproxy.com/texasventuresacquisitioniii/2026, for the sole purpose ofconsidering and voting upon the following proposals, and hereby appoints Troy Rillo (with full power to act alone), theattorney and proxy of the undersigned, with power of substitution, to vote all shares of the ordinary shares of TexasVentures Acquisition III Corp (the “Company”) registered in the name provided, which the undersigned is entitled tovote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersignedwould have if personally present. Without limiting the general authorization hereby given, said proxy is instructed tovote or act as follows on the proposals set forth in the Proxy Statement.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED INTHE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNEDAND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THEPROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on the other side)